NASDAQ: GRI gribio.com Advancing Innovative NKT Cell Modulators to Transform the Treatment of Inflammatory, Fibrotic and Autoimmune Diseases Corporate Presentation April 2023 Exhibit 99.1

NASDAQ: GRI Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of GRI Bio, Inc. (“GRI” or the “Company”). This presentation contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on GRI’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: GRI’s expectations with respect to financial results, estimates regarding the sufficiency of cash to fund planned operations, evaluations and judgments regarding intellectual property, future performance, development and commercialization of products and services, the timing, initiation or completion of clinical studies (including the availability of data), whether topline data or the results of preclinical studies or earlier clinical trials will be indicative of final data or later clinical trials, the potential benefits and impact of GRI's products and services, potential regulatory approvals and the timing of such approvals, the expected timing for the launch of Phase 2a biomarker study on GRI-0621 and Phase 1a/b study on GRI-0803, the expected timing for IND filing for GRI-0803, the expected timing for [topline] data from the Phase 2a biomarker study on GRI-0621 and Phase 1a/b study on GRI-0803, and the size and potential growth of current or future markets for GRI’s products and services. Actual results may differ from the expectations, estimates and projections expressed by GRI herein and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the inability to maintain the listing of GRI’s common stock on the Nasdaq Capital Market; (2) the inability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition and the ability of GRI to grow and manage growth profitably and retain its key employees; (3) costs related to the merger agreement; (4) changes in applicable laws or regulations; (5) the inability of GRI to raise financing in the future; (6) the success, cost and timing of GRI’s product development activities; (7) the inability of GRI to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (8) the inability of GRI to identify, in- license or acquire additional technology; (9) the inability of GRI to compete with other companies currently marketing or engaged in the development of products and services that GRI is currently developing; (10) the size and growth potential of the markets for GRI’s products and services, and its ability to serve those markets, either alone or in partnership with others; (11) inaccuracy in GRI’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (12) GRI’s financial performance; and (13) other risks and uncertainties indicated from time to time in GRI’s filings with the U.S. Securities and Exchange Commission (the ‘SEC”), including the risks and uncertainties described in the “Risk Factors” section of GRI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent filed reports and in the section entitled “Risks Related to GRI” in the Company’s Prospectus/Proxy Statement/Information Statement filed with the SEC on March 8, 2023. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. This presentation includes information and statistics regarding market participants in the sectors in which GRI competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of any third-party’s trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with GRI, or an endorsement or sponsorship by GRI. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GRI will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

NASDAQ: GRI GRI Bio at a Glance 3 NKT Science High-Value Indications Proven Team Leveraging Natural Killer T (NKT) regulation to target earlier in the inflammatory cascade to interrupt disease progression Lead program entering Phase 2 for Idiopathic Pulmonary Fibrosis (IPF); Second program commencing Phase 1a/1b, initially targeting Systemic Lupus Erythematosus (SLE) Drug development expertise; World renowned NKT cell researcher Investment Proceeds to Fund Planned Operations Through 2024 and Multiple Significant Potential Milestones Advancing Innovative Pipeline of NKT Cell Modulators for the Treatment of High-Value Inflammatory, Fibrotic and Autoimmune Diseases

NASDAQ: GRI

Meet the GRI Leadership Team



Marc Hertz, PhD
Chief Executive Officer

20+ years immunotherapy experience (fibrosis, inflammation, autoimmunity, allergy, & oncology)

Drug discovery through Phase 3

C-level & board positions at Pharmexa, Multimeric Biotherapeutics, GemVax & Evozym



Vipin Kumar, PhD
Prof. UCSD | CSO

An internationally recognized leader in NKT cell research, regulation and autoimmunity

Academic appointments at UCSD, UCLA, La Jolla Institute for Allergy & Immunology

Published more than 130 peer-reviewed articles



Albert Agro, PhD
Chief Medical Officer

20+ plus years in drug development; CEO Sublimity Therapeutics

Played instrumental role as C-level executive in $624 million sale of Cynapsus to Sunovion in 2016

Filed and FDA approval of 7 NDAs, 40 INDs, 30 CTAs



Leanne Kelly
Chief Financial Officer

20+ years financial executive leading private & public life science, technology and e-commerce companies

Chartered accountant with strong background in healthcare finance & accounting

Audit & Advisory experience

GRI

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NASDAQ: GRI

Development Pipeline Targeting High-Value Indications in Need of Innovation

Programs	Class	Indication	Pre-Clinic	Phase 1	Phase 2	Phase 3	Status
GRI-0621	Type 1 invariant NKT (iNKT) Antagonist	Idiopathic Pulmonary Fibrosis (IPF)	Phase 2a Biomarker Study				Launching Phase 2a in H2 2023 with topline interim data H1 2024 and topline data H2 2024
GRI-0803	Type 2 NKT Agonist	Initial Focus: Systemic Lupus Erythematosus (SLE)					Target IND filing in H1 2024 with topline data from Phase 1a/b expected H2 2024
GRI-0124[1]	Type 2 NKT Agonist	Primary Sclerosing Cholangitis					505(b)(2) bridging pharmacokinetics (PK) & P2 - Next phase P2b/Pivotal
GRI-0729[1]	Type 2 NKT Agonist	Undisclosed Indication					Second species tox

Library 500+ Proprietary Compounds to Fuel a Growing Pipeline

GRI

1. Advancement of program subject to additional funding over and above that contemplated by the merger agreement and expected pre-closing financings.

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NASDAQ: GRI

NKT Cells for Immune Regulation

Novel Immune Mechanism to Regulate the Adaptive-Innate Immune Axis & Reset Dysfunctional Immune Responses

Innate Immunity

- Non-specific
- Fast to respond (hours)
- Activated by 'danger' signals
- First line of defense


Innate
Immune System
DC
Macrophages
NK
Eosinophil
Basophil
Neutrophil
iNKT
Crosstalk
Type 2
NKT
Adaptive
Immune System
T cells
B cells

Adaptive Immunity

- Specific
- Slow to respond (days)
- Activated by specific pathogen recognition
- Generates immune memory

Regulating NKT Cells is a Selective Approach to Immunomodulation via Resetting the Immune Response

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NASDAQ: GRI

Targeting iNKT Cells Upstream of Key Fibrotic Targets Provides Potential Competitive Advantage

NKT is a key driver of propagating inflammatory/fibrosis cascade

Downregulating iNKT provides potential for downstream benefits, including immune resolution and homeostasis


iNKT
GRI Bio (GRI-0621)
Downstream Targets
↓ IL-4/IL-5
↓ NLRP3
Roche
↓ IL-13
↓ LPA
Galapagos (GLP1690)
↓ OPN
↓ CTGF
FibroGen (pamrevlumab)
↓ TGF-β
Genentech (pirfenidone)
Boehringer Ing. (nintedanib)
Pliant (PLN-74809)
Morphic (MORF-720)
↑ Type 2 NKT cell
↓ B cell
Novartis (VAY736)
↓ T cell
↓ Neutrophil
↓ Myeloid MØ
↓ Myofibroblast
↓ Epithelium injury
↓ ECM deposition
↓ Fibrosis

GRI 7

GRI-0621

Idiopathic Pulmonary Fibrosis (IPF)

Launching Phase 2a biomarker study with interim data expected H1 2024 and topline data H2 2024

Leveraging FDA agreed 505(b)(2) regulatory pathway

Orphan indication with ~40K newly diagnosed cases annually[1]



1. Sauleda J, Núñez B, Sala E, Soriano JB. Idiopathic Pulmonary Fibrosis: Epidemiology, Natural History, Phenotypes. Med Sci (Basel). 2018 Nov 29;6(4):110. doi: 10.3390/medsci6040110. PMID: 30501130; PMCID: PMC6313500

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NASDAQ: GRI

The Need in Idiopathic Pulmonary Fibrosis

A rare chronic progressive **pulmonary disease** with **abnormal scarring** of the lung blocking the movement of oxygen into the bloodstream


SCARRING
CO_2
BLOOD VESSEL

Current Treatments are Limited with Only 2 Approved Drugs

- Significant side-effects, limited compliance and no impact on survival[1]
- Despite challenges, total 2022 **sales were ~$4.3 billion combined**[2]

~66 yrs — **DIAGNOSIS** Age of onset[3]

50% — **SURVIVAL** 5/10 die within 2-3 years of diagnosis[4]

20% — **SURVIVAL** 8/10 die within 5 years of diagnosis[4]

0% — **SURVIVAL** Without a lung transplant[4]

GRI

1: Maher, T. M. (2021). Global incidence and prevalence of idiopathic pulmonary fibrosis. *Respiratory Research*, *22*(197); 2: Companies' earnings reports; 3: Castriotta, R. J. (2010). Workshop on Idiopathic Pulmonary Fibrosis in Older Adults. *Chest*, *138*(3), 693–703; 4: Sharif, R. (2017). Overview of Idiopathic Pulmonary Fibrosis (IPF) and Evidence-Based Guidelines. *Am J Manag Care*, *23*(11), 176–182

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NASDAQ: GRI 10 Established safety profile as an oral formulation GRI-0621 is an oral formulation of an FDA-approved topical dermatology product, tazarotene Prior late-stage studies of an oral formulation of tazarotene demonstrated favorable safety profile in ~1,700 subjects iNKT inhibition demonstrated fibrosis resolution in multiple animal models Significant potential competitive advantage Targets upstream in the inflammatory cascade providing potential for greater efficacy iNKT cell inhibition improves key IPF target as well as prognostic indicators of poor outcomes GRI-0621 for the Treatment of Idiopathic Pulmonary Fibrosis (IPF) Phase 2 Biomarker Study to Support Potential Phase 2b/Pivotal Program as Next Stage of Development Extensive IP protection with issued medical use patents and market LOE through 2036

NASDAQ: GRI iNKT Cells Drive IPF Progression 11 * * 20 15 10 5 0 HEALTHY IPF iNKT Healthy vs. IPF iN K T IF N 𝞬𝞬 Patients with IPF shown to have elevated levels of iNKT vs. Healthy Volunteers Bleomycin (BLM) Model * * * ***** 1.5 1.0 0.5 0.0 3 2 1 0 * **** C ol la ge n (% pe rib ro nc ho va sc ul ar ar ea )H yd ro xy pr ol in e (m g/ m g/ lu ng ) IPF Animal Model: NKT knockout and iNKT inhibition had similar lower fibrotic markers as control animals Biomarker May Support Recruitment Efforts, Treatment Efficacy and Identify Intent-to-Treat Populations in Clinical Studies

NASDAQ: GRI Observed Reduction of TGF-β in Pulmonary Fibrosis Model 12 ****** - WT - + WT - + KO - + WT + 0.0 0.5 1.0 1.5 2.0 2.5 BLM iNKT iNKT Inhibitor TG F- 𝜷𝜷 (n g/ m g)  Reduced fibrosis  Re-balanced inflammatory myeloid MØ (M1/M2) populations  Improved survival TGF-β is the Central Mediator of Fibrogenesis and Target of Both Approved IPF Therapies

NASDAQ: GRI Planned Phase 2 Study in IPF 13 Screening Treatment Follow up Day ≤ -28 -4-weeks Day 1 to 84 12 weeks with planned interim analysis Day 98 2-weeks 2 arms: 4.5mg + placebo Patients: 36 IPF patients not on background IPF therapy Dosing: 4.5mg and placebo dosed orally 1x daily for 12 weeks Design: 2 arm RCT 2:1 randomization (24:12) Interim Analysis: when 8 of 12 placebo treated patients have completed 6 weeks of treatment Primary Endpoint: Safety, percent inhibition iNKT in blood (PBMC) at 6 and 12 weeks and lung (BAL fluid) at 12 weeks Exploratory endpoints: Changes in serum biomarkers at 6 and 12 weeks (collagen degradation biomarkers, cytokines, NKT); FVC at 6 and 12 weeks Enroll 36 patients in Phase 2 IPF trial Endpoints

NASDAQ: GRI Recent Acquisitions in IPF Suggest Potential for Significant Upside 14 Company Partner Stage (Year) Upfront Total Deal Phase 3 (2019) $3.95B $3.96B plus $1.1B investment undisclosed milestones Phase 2 (2019) $390M $1B milestones + royalties Preclinical (2020) $17M $360M + royalties Preclinical (2018) Preclinical (2020) $100M $20M R&D option agreement Upfront licensing fee for IPF program(s) Preclinical (2021) NA $518M upfront, milestones

Initial Focus on Systemic Lupus Erythematosus (SLE) Target IND filing in H1 2024 with topline data from Phase 1a/b expected H2 2024 15 GRI-0803 Extensive IP protection with issued composition of matter and use patents and market LOE through 2038

NASDAQ: GRI

The Need in Systemic Lupus Erythematosus

The most common form of lupus, SLE is an autoimmune disease in which the immune system attacks its own tissue and organs

~160K
PREVALENCE
Confirmed as definite SLE[1]

70%
DIAGNOSIS
Number of all lupus cases[2]

15 - 44
AGE RANGE
Commonly affects women of childbearing age[1]

Current treatments are limited, consisting primarily of immunosuppressive therapies

Only 2 drugs approved for SLE in the past 50 years

Can Affect the Whole Body


Hair loss
High fever
Abnormal headache
Mouth and nose Ulcers
Skin
Lungs
Heart
Blood
Kidneys
Severe abdominal pain
Muscle and Joints
Kidney nephritis is a key driver of disease morbidity and represents potential target

1. https://www.cdc.gov/lupus/facts/detailed.html
2. https://www.lupus.org/resources/what-is-systemic-lupus-erythematosus-sle

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NASDAQ: GRI Type 2 NKT Agonist Observed to Inhibit Lupus Nephritis in Model 17  Inflammation Decreased  Interstitial Anatomy Improved  Collagen deposition & fibrosis stopped Control Type 2 NKT Agonist Control (7/9) Type 2 NKT Agonist (10/10)  The Most Common Manifestation of Lupus Nephritis & Renal Damage, Proteinuria, Improved  Improvement in Auto-Antibodies & Overall Survival Weeks Control Type 2 NKT Agonist Control Type 2 NKT Agonist Control Type 2 NKT Agonist Pr ot ei nu ria (m g/ L)

Rapidly Advancing into the Clinic 18 Target IND Filing in H1 2024 with Topline Data Expected H2 2024 Steps toward IND Filing Validate bioanalytical methods Complete cGMP manufacturing Complete toxicology studies

NASDAQ: GRI Pipeline Expansion Opportunities Type 2 NKT Agonists For Autoimmunity 19 3M 1.5M 1.6M <200K <20K Multiple Sclerosis Rheumatoid Arthritis Inflammatory Bowel Disease Insulin Dependent Diabetes Mellitus Amyotrophic Lateral Sclerosis Potential Future Indications and Patient Populations (United States)

NASDAQ: GRI Multiple Potential Upcoming Value-Driving Milestones 20 GRI-0621 GRI-0803 Corporate IND Filing Topline Results from Phase 1a/b Study Completion of Merger Ongoing Evaluation of Pipeline Expansion Opportunities Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Completion of IND Enabling Studies Potential for Data Presentations at Scientific Congresses ✔ Launch Phase 2a Biomarker Study Topline Results from Phase 2a Biomarker Study Interim Data from Phase 2a Biomarker Study

NASDAQ: GRI Summary NKT Science High-Value Indications Proven Team Leading NKT regulation technology targeting earlier in the inflammatory cascade to interrupt disease progression Clinical pipeline in potential high- value indications with multiple pipeline expansion opportunities Team with proven NKT, immunology and drug development experience We Believe NKT Science is Compelling to Fundamental Institutional Investors and Big Pharma Partners Elevating Clinical Stage Biotechnology Company Advancing Innovative Pipeline Across Multiple Orphan and High-Value Inflammatory, Fibrotic and Autoimmune Diseases 21

NASDAQ: GRI gribio.com Advancing Innovative NKT Cell Modulators to Transform the Treatment of Inflammatory, Fibrotic and Autoimmune Diseases Investor Relations: JTC Team 833.475.8247 gri@jtcir.com